General	6 Months Ended
Jun. 30, 2022
General [Abstract]
General

Note 1 - General

A.	Incorporation and operations

Saverone 2014 Ltd. (the “Company”) was founded in Israel on November 16, 2014 and commenced its business activity on that date (the “Inception Date”). From the Inception Date, the Company has been active in one operating segment, i.e., development of the technology necessary to create a life-saving system that prevents certain uses of cell phones while driving (the “Saverone System”).

B.	The Company’s business position

The Company’s main activity is research and development and it has not yet shown any operating profits. From the Inception Date and through June 30, 2022, the Company reported losses and a negative cash flow from current operating activity. As of June 30, 2022, the Company has an accumulated deficit of NIS 88,713 and it had a comprehensive loss of NIS 11,900 for the period of six months ended June 30, 2022.

The Company’s management has been maintaining forecasts, monitoring its cash flows and has been actively involved in obtaining the financing it needs to continue its operations and to realize its plans which include the implementation of a business plan formulated by the Company’s management to complete the development and sale of products based on technologies that are still in their development stage. The ability of the Company to meet its development targets and to realize its business plans, as above, are contingent upon the recruitment of sources of finance which are not guaranteed.

In June 2020, the Company completed an initial public offering (“IPO”) on the Tel Aviv Stock Exchange, with a net consideration of NIS 23,720. In addition, as part of the preparations of the Company for the above issuance, the entire balance of the bridging investments used to finance Company activity were converted into shares by the date of the aforementioned issuance. Also, in November 2020, the Company completed financing through a shelf offering, as part of which it raised an addition net amount of NIS 20,887.

In June 2022, the Company completed an underwritten U.S. IPO (“U.S. IPO”) on the Nasdaq under which the Company issued and sold (i) number of 2,941,918 units, each unit consisting of one American Depositary Share (“ADS”) and one warrant to purchase one ADS (“Warrant”) at an offering price of $4.13 per unit and (ii) number of 208,802 pre-funded units, each unit consisting of one pre-funded warrant to purchase one ADS and one warrant to purchase one ADS at an offering price of $4.129 per pre-funded unit. The Company received gross proceeds of approximately $13 million (approximately NIS 43,441) before direct and incremental costs incurred. In addition, the Company allotted to the underwriter as share-based payment by issuance of 157,510 warrants (“Representative’s Warrant”) and 469,654 over-allotment option (“Over-Allotment Option”) which was partially exercised. See also Note 3 below.

The ADSs and warrants are traded on the Nasdaq under the symbols “SVRE” and “SVREW”, respectively. Upon satisfaction of customary closing conditions, the closing date of the U.S. IPO was June 7, 2022 (the “Closing Date”).

As of June 30, 2022, management has determined that the balance of cash and cash equivalents are sufficient for the Company to continue its business plans and operation at least for the 12-months period subsequent to the reporting period.